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                              McKESSON CORPORATION
     RECAST CONDENSED CONSOLIDATED OPERATING INFORMATION BY BUSINESS SEGMENT
                                   (unaudited)
                                  (in millions)

                                                                                         FY03
                                                          ------------------------------------------------------------------
                                                              Q1            Q2            Q3            Q4            FY
                                                          ----------    ----------    ----------    ----------    ----------
REVENUES
Pharmaceutical Solutions
         U.S. Health Care                                 $  8,333.0    $  8,459.9    $  9,000.2    $  9,009.8    $ 34,802.9
         Canada                                                819.4         817.6         886.3         899.7       3,423.0
                                                          ----------    ----------    ----------    ----------    ----------
                Total Direct Revenues                        9,152.4       9,277.5       9,886.5       9,909.5      38,225.9
         U.S. Health Care sales to customers' warehouses     3,497.1       3,408.3       4,007.1       3,920.4      14,832.9
                                                          ----------    ----------    ----------    ----------    ----------
                Total Pharmaceutical Solutions              12,649.5      12,685.8      13,893.6      13,829.9      53,058.8
                                                          ----------    ----------    ----------    ----------    ----------
Medical-Surgical Solutions                                     708.3         709.9         716.7         708.0       2,842.9
                                                          ----------    ----------    ----------    ----------    ----------
Provider Technologies
         Software and Software Systems                          49.2          62.9          69.9         106.7         288.7
         Services                                              197.2         206.0         213.5         212.7         829.4
         Hardware                                               19.0          25.7          27.3          29.0         101.0
                                                          ----------    ----------    ----------    ----------    ----------
                Total Provider Technologies                    265.4         294.6         310.7         348.4       1,219.1
                                                          ----------    ----------    ----------    ----------    ----------
                Revenues                                  $ 13,623.2    $ 13,690.3    $ 14,921.0    $ 14,886.3    $ 57,120.8
                                                          ==========    ==========    ==========    ==========    ==========
GROSS PROFIT
Pharmaceutical Solutions                                  $    477.7    $    459.7    $    468.1    $    550.8    $  1,956.3
Medical-Surgical Solutions                                     147.8         145.0         146.3         149.9         589.0
Provider Technologies                                          125.3         134.6         113.2         184.1         557.2
                                                          ----------    ----------    ----------    ----------    ----------
         Gross profit                                     $    750.8    $    739.3    $    727.6    $    884.8    $  3,102.5
                                                          ==========    ==========    ==========    ==========    ==========
OPERATING EXPENSES
Pharmaceutical Solutions                                  $    265.3    $    241.2    $    249.2    $    265.5    $  1,021.2
Medical-Surgical Solutions                                     126.3         128.4         126.3         130.9         511.9
Provider Technologies                                          114.4         112.4         102.6         144.1         473.5
Corporate                                                       39.5          36.6          38.8          48.0         162.9
                                                          ----------    ----------    ----------    ----------    ----------
         Operating expenses                               $    545.5    $    518.6    $    516.9    $    588.5    $  2,169.5
                                                          ==========    ==========    ==========    ==========    ==========
OTHER INCOME
Pharmaceutical Solutions                                  $      7.5    $      3.0    $     14.1    $      7.0    $     31.6
Medical-Surgical Solutions                                       0.1           0.2           1.3           0.7           2.3
Provider Technologies                                            3.3           4.3           8.8           1.5          17.9
Corporate                                                       (0.9)         (3.4)         (0.1)         (0.9)         (5.3)
                                                          ----------    ----------    ----------    ----------    ----------
         Other income                                     $     10.0    $      4.1    $     24.1    $      8.3    $     46.5
                                                          ==========    ==========    ==========    ==========    ==========
OPERATING PROFIT
Pharmaceutical Solutions                                  $    219.9    $    221.5    $    233.0    $    292.3    $    966.7
Medical-Surgical Solutions                                      21.6          16.8          21.3          19.7          79.4
Provider Technologies                                           14.2          26.5          19.4          41.5         101.6
                                                          ----------    ----------    ----------    ----------    ----------
Operating profit                                               255.7         264.8         273.7         353.5       1,147.7
Corporate                                                      (40.4)        (40.0)        (38.9)        (48.9)       (168.2)
                                                          ----------    ----------    ----------    ----------    ----------
         Income from continuing operations before
            interest expense and income taxes             $    215.3    $    224.8    $    234.8    $    304.6    $    979.5
                                                          ==========    ==========    ==========    ==========    ==========
STATISTICS
Operating profit as a % of revenues
         Pharmaceutical Solutions                               1.74%         1.75%         1.68%         2.11%         1.82%
         Pharmaceutical Solutions, excl. sales to
                customers' warehouses                           2.40%         2.39%         2.36%         2.95%         2.53%
         Medical-Surgical Solutions                             3.05%         2.37%         2.97%         2.78%         2.79%
         Provider Technologies                                  5.35%         9.00%         6.24%        11.91%         8.33%

                                                                                         FY04
                                                          ------------------------------------------------------------------
                                                              Q1           Q2             Q3            Q4           FY
                                                          ----------    ----------    ----------    ----------    ----------
REVENUES
Pharmaceutical Solutions
         U.S. Health Care                                 $  9,335.0    $  9,655.0    $ 10,197.4    $ 10,224.7    $ 39,412.1
         Canada                                              1,044.0       1,070.0       1,199.6       1,145.3       4,458.9
                                                          ----------    ----------    ----------    ----------    ----------
                Total Direct Revenues                       10,379.0      10,725.0      11,397.0      11,370.0      43,871.0
         U.S. Health Care sales to customers' warehouses     5,164.4       5,057.6       5,827.1       5,573.0      21,622.1
                                                          ----------    ----------    ----------    ----------    ----------
                Total Pharmaceutical Solutions              15,543.4      15,782.6      17,224.1      16,943.0      65,493.1
                                                          ----------    ----------    ----------    ----------    ----------
Medical-Surgical Solutions                                     710.1         716.1         714.0         670.3       2,810.5
                                                          ----------    ----------    ----------    ----------    ----------
Provider Technologies
         Software and Software Systems                          45.6          67.5          46.6          58.5         218.2
         Services                                              204.3         216.6         220.7         226.7         868.3
         Hardware                                               20.8          27.3          26.5          41.4         116.0
                                                          ----------    ----------    ----------    ----------    ----------
                Total Provider Technologies                    270.7         311.4         293.8         326.6       1,202.5
                                                          ----------    ----------    ----------    ----------    ----------
                Revenues                                  $ 16,524.2    $ 16,810.1    $ 18,231.9    $ 17,939.9    $ 69,506.1
                                                          ==========    ==========    ==========    ==========    ==========
GROSS PROFIT
Pharmaceutical Solutions                                  $    518.2    $    508.9    $    480.9    $    568.9    $  2,076.9
Medical-Surgical Solutions                                     146.0         151.3         153.2         153.4         603.9
Provider Technologies                                          122.3         151.5         121.4         172.2         567.4
                                                          ----------    ----------    ----------    ----------    ----------
         Gross profit                                     $    786.5    $    811.7    $    755.5    $    894.5    $  3,248.2
                                                          ==========    ==========    ==========    ==========    ==========
OPERATING EXPENSES
Pharmaceutical Solutions                                  $    259.1    $    294.0    $    281.2    $    285.0    $  1,119.3
Medical-Surgical Solutions                                     121.4         126.6         127.8         125.4         501.2
Provider Technologies                                          119.7         118.5         121.1          91.4         450.7
Corporate                                                       34.7          45.5          40.9          72.5         193.6
                                                          ----------    ----------    ----------    ----------    ----------
         Operating expenses                               $    534.9    $    584.6    $    571.0    $    574.3    $  2,264.8
                                                          ==========    ==========    ==========    ==========    ==========
OTHER INCOME
Pharmaceutical Solutions                                  $      5.9    $      6.8    $      5.7    $      4.1    $     22.5
Medical-Surgical Solutions                                       1.2           0.6           0.5           1.4           3.7
Provider Technologies                                            2.1           4.2           2.3           2.9          11.5
Corporate                                                        2.7           3.5           1.2           3.1          10.5
                                                          ----------    ----------    ----------    ----------    ----------
         Other income                                     $     11.9    $     15.1    $      9.7    $     11.5    $     48.2
                                                          ==========    ==========    ==========    ==========    ==========
OPERATING PROFIT
Pharmaceutical Solutions                                  $    265.0    $    221.7    $    205.4    $    288.0    $    980.1
Medical-Surgical Solutions                                      25.8          25.3          25.9          29.4         106.4
Provider Technologies                                            4.7          37.2           2.6          83.7         128.2
                                                          ----------    ----------    ----------    ----------    ----------
Operating profit                                               295.5         284.2         233.9         401.1       1,214.7
Corporate                                                      (32.0)        (42.0)        (39.7)        (69.4)       (183.1)
                                                          ----------    ----------    ----------    ----------    ----------
         Income from continuing operations before
            interest expense and income taxes             $    263.5    $    242.2    $    194.2    $    331.7    $  1,031.6
                                                          ==========    ==========    ==========    ==========    ==========
STATISTICS
Operating profit as a % of revenues
         Pharmaceutical Solutions                               1.70%         1.40%         1.19%         1.70%         1.50%
         Pharmaceutical Solutions, excl. sales to
                customers' warehouses                           2.55%         2.07%         1.80%         2.53%         2.23%
         Medical-Surgical Solutions                             3.63%         3.53%         3.63%         4.39%         3.79%
         Provider Technologies                                  1.74%        11.95%         0.88%        25.63%        10.66%